Exhibit 99.3

                              AMENDED AND RESTATED
               JOINT FILING AGREEMENT PURSUANT TO RULE 13d-1(k)(1)

         The undersigned acknowledge and agree that the foregoing statement on
Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that it knows or has reason to believe that such information is inaccurate. This Agreement may be executed in any number of counterparts and all of such counterparts taken together shall constitute one and the same instrument.


Dated:  August 29, 2008

                                          MONARCH ALTERNATIVE CAPITAL LP

                                          By:  MDRA GP LP, its general partner
                                          By:  Monarch GP LLC, its general
                                               partner

                                          By:  /s/ Michael Weinstock
                                               ---------------------------------
                                               Name:   Michael Weinstock
                                               Title:  Managing Member


                                          MONARCH DEBT RECOVERY MASTER FUND LTD

                                          By:  /s/ Michael Weinstock
                                               ---------------------------------
                                               Name:   Michael Weinstock
                                               Title:  Director


                                          MONARCH OPPORTUNITIES MASTER FUND LTD

                                          By:  /s/ Michael Weinstock
                                               ---------------------------------
                                               Name:   Michael Weinstock
                                               Title:  Director




                [AMENDED AND RESTATED JOINT FILING AGREEMENT FOR
                      SCHEDULE 13D WITH RESPECT TO SILICON
                                 GRAPHICS, INC.]

                                          /s/ Michael Weinstock
                                          --------------------------------------
                                          Michael Weinstock


                                           /s/ Christopher Santana
                                          --------------------------------------
                                          Christopher Santana


                                           /s/ Andrew Herenstein
                                          --------------------------------------
                                          Andrew Herenstein


                                           /s/ Josiah Rotenberg
                                          --------------------------------------
                                          Josiah Rotenberg


               [AMENDED AND RESTATED JOINT FILING AGREEMENT FOR
                      SCHEDULE 13D WITH RESPECT TO SILICON
                                 GRAPHICS, INC.]